                                                                    EXHIBIT 24.4

                          ARCO CHEMICAL TECHNOLOGY, LP

                               POWER OF ATTORNEY

          WHEREAS, ARCO CHEMICAL TECHNOLOGY, LP, a Delaware limited partnership (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's proposal to offer to exchange up to $393,000,000 aggregate principal amount of 9 1/2% Senior Secured Notes due 2008, registered under the Act and guaranteed by the Company, for like aggregate principal amounts of outstanding 9 1/2% Senior Secured Notes due 2008 issued by Lyondell and guaranteed by the Company.

          NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, does hereby appoint Kerry A. Galvin and Robert T. Blakely and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2002.


                                        /s/ FRANCIS P. MCGRAIL
                                        ------------------------------------
                                        FRANCIS P. MCGRAIL

                                                                    EXHIBIT 24.4

                          ARCO CHEMICAL TECHNOLOGY, LP

                               POWER OF ATTORNEY

          WHEREAS, ARCO CHEMICAL TECHNOLOGY, LP, a Delaware limited partnership (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's proposal to offer to exchange up to $393,000,000 aggregate principal amount of 9 1/2% Senior Secured Notes due 2008, registered under the Act and guaranteed by the Company, for like aggregate principal amounts of outstanding 9 1/2% Senior Secured Notes due 2008 issued by Lyondell and guaranteed by the Company.

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, does hereby appoint Kerry A. Galvin and Robert T. Blakely and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2002.

                                        /s/ EVA CHU
                                        ------------------------------------
                                        EVA CHU

                                                                    EXHIBIT 24.4

                         ARCO CHEMICAL TECHNOLOGY, LP

                               POWER OF ATTORNEY

          WHEREAS, ARCO CHEMICAL TECHNOLOGY, LP, a Delaware limited partnership (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's proposal to offer to exchange up to $393,000,000 aggregate principal amount of 9 1/2% Senior Secured Notes due 2008, registered under the Act and guaranteed by the Company, for like aggregate principal amounts of outstanding 9 1/2% Senior Secured Notes due 2008 issued by Lyondell and guaranteed by the Company.

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, does hereby appoint Kerry A. Galvin and Robert T. Blakely and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2002.


                                        /s/ LAURA C. FULTON
                                        ------------------------------------
                                        LAURA C. FULTON

                                                                    EXHIBIT 24.4

                         ARCO CHEMICAL TECHNOLOGY, LP

                               POWER OF ATTORNEY

          WHEREAS, ARCO CHEMICAL TECHNOLOGY, LP, a Delaware limited partnership (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's proposal to offer to exchange up to $393,000,000 aggregate principal amount of 9 1/2% Senior Secured Notes due 2008, registered under the Act and guaranteed by the Company, for like aggregate principal amounts of outstanding 9 1/2% Senior Secured Notes due 2008 issued by Lyondell and guaranteed by the Company.

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, does hereby appoint Kerry A. Galvin and Robert T. Blakely and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2002.


                                        /s/ CHARLES L. HALL
                                        ------------------------------------
                                        CHARLES L. HALL

                                                                    EXHIBIT 24.4

                         ARCO CHEMICAL TECHNOLOGY, LP

                               POWER OF ATTORNEY

          WHEREAS, ARCO CHEMICAL TECHNOLOGY, LP, a Delaware limited partnership (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's proposal to offer to exchange up to $393,000,000 aggregate principal amount of 9 1/2% Senior Secured Notes due 2008, registered under the Act and guaranteed by the Company, for like aggregate principal amounts of outstanding 9 1/2% Senior Secured Notes due 2008 issued by Lyondell and guaranteed by the Company.

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, does hereby appoint Kerry A. Galvin and Robert T. Blakely and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of ARCO Chemical Technology Management, Inc., the general partner of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of January, 2002.


                                        /s/ DAVID J. PRILUTSKI
                                        ------------------------------------
                                        DAVID J. PRILUTSKI